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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 28, 1999


                             PATTERSON ENERGY, INC.
             (Exact name of registrant as specified in its charter)


              DELAWARE                                 0-22664                              75-2504748
    (State or other jurisdiction                      (Commission                        (I.R.S. Employer
          of incorporation)                          File Number)                       Identification No.)



  4510 LAMESA HIGHWAY, SNYDER, TEXAS                                                           79549
(Address of principal executive offices)                                                     (Zip Code)


                                 (915) 573-1104
              (Registrant's telephone number, including area code)


                                    No Change
         (Former name or former address, if changed since last report.)


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ITEM 5.    OTHER EVENTS.

         On October 28, 1999 the Registrant issued the following press release:

     PATTERSON ENERGY, INC. ANNOUNCES THIRD QUARTER RESULTS FROM OPERATIONS

Snyder, Texas, October 28, 1999---Patterson Energy, Inc. (NASDAQ:PTEN) today reported a net loss of $2.4 million, or $(0.07) per diluted share for the fiscal quarter ended September 30, 1999 compared to a net loss of $529,000, or $(0.02) per diluted share for the same three-month period in 1998. The Company generated operating revenues of $39.8 million and $42.3 million for the quarter ended September 30, 1999 and 1998, respectively. EBITDA for the three months ended September 30, 1999 and 1998 was $4.8 million and $8.0 million, respectively, with an average rig utilization of 50% for both comparative fiscal quarters.

For the nine months ended September 30, 1999, Patterson reported a net loss of $9.4 million, or $(0.29) per diluted share on operating revenues of $97.1 million compared to net income of $5.7 million, or $0.18 per diluted share on operating revenues of $154.2 million for the same nine months ended in 1998. Average rig utilization for the nine-months ended September 30, 1999 and 1998 was 39% and 61%, respectively.

Cloyce A. Talbott, Chairman and CEO, stated, "We continue to be cautiously optimistic about the sustained improvement in the underlying commodity prices and the related increases in cash flow and operating revenues. We strive to be increasingly competitive in the market place with a current rig utilization rate of 61%."

Patterson Energy, Inc., a Snyder, Texas based energy company, is one of the leading providers of domestic land based drilling services to major independent oil and natural gas companies. Patterson currently owns 119 drilling rigs (114 are currently operable) and with operations in Texas, New Mexico, Oklahoma, Louisiana, Utah and Mississippi.

Statements made in this press release that state the Company's or management intentions, beliefs, expectations or predictions for the future are forward-looking statements. It is important to note that the Company's actual results could differ materially from those projected in such forward-looking statements. In addition to the factors set forth above, other important factors that could cause actual results to differ materially include, but are not limited to, the impact of declines in prices of oil and gas on the demand for the Company's services and the risk of any further declines in oil and gas prices that could adversely affect demand for the Company's services, and their associated effect on day rates and rig utilization, industry conditions, integration of acquisitions, demand for oil and gas, and ability to retain management and field personnel. Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in the Company's SEC filings, including but not limited to the Company's report on Form 10-K for the year ended December 31, 1998. Copies of this filing may be obtained by contacting the Company or the SEC.


For further information, contact:
Patterson Energy, Inc.
Cloyce A. Talbott, Chairman and Chief Executive Officer
Jonathan (Jody) D. Nelson, Vice President-Finance and Chief Financial Officer
(915) 573-1104

investrelations@patenergy.com


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                             PATTERSON ENERGY, INC.

INCOME STATEMENT DATA (IN THOUSANDS):
  Unaudited

                                                                    THREE MONTHS ENDED             NINE MONTHS ENDED
                                                                       SEPTEMBER 30,                 SEPTEMBER 30,
                                                                 ------------------------      ------------------------
                                                                    1998           1999           1998           1999
                                                                 ---------      ---------      ---------      ---------
Operating revenues:
   Drilling ................................................     $  37,704      $  34,579      $ 137,914      $  83,754
   Drilling fluids .........................................         2,900          2,722         10,689          7,461
   Oil and gas .............................................         1,654          2,511          5,557          5,879
                                                                 ---------      ---------      ---------      ---------
                                                                    42,258         39,812        154,160         97,094
                                                                 ---------      ---------      ---------      ---------

Costs and expenses:
   Operating costs .........................................        33,282         33,353        114,841         81,662
   Depreciation, depletion and amortization ................         7,441          7,295         20,060         21,421
   Impairment of long-lived assets .........................           300             --          1,089             --
   General and administrative ..............................         1,487          1,868          7,029          5,295
                                                                 ---------      ---------      ---------      ---------
                                                                    42,510         42,516        143,019        108,378
                                                                 ---------      ---------      ---------      ---------

Operating income/(loss) ....................................          (252)        (2,704)        11,141        (11,284)
Net gain (loss) on sale of assets ..........................           267             54            639            (27)
Interest income ............................................           200            132            646            348
Interest expense ...........................................        (1,195)          (968)        (3,360)        (2,994)
Other ......................................................            59              2            152             42
                                                                 ---------      ---------      ---------      ---------
Net income (loss) before taxes .............................          (921)        (3,484)         9,218        (13,915)
                                                                 ---------      ---------      ---------      ---------
Income tax (benefit)/expense ...............................          (392)        (1,128)         3,493         (4,554)
                                                                 ---------      ---------      ---------      ---------
Net income/(loss) ..........................................     $    (529)     $  (2,356)     $   5,725      $  (9,361)
                                                                 ---------      ---------      ---------      ---------

Net income/(loss) per common share:
    Primary ................................................     $   (0.02)     $   (0.07)     $    0.18      $   (0.29)
                                                                 =========      =========      =========      =========
    Diluted ................................................     $   (0.02)     $   (0.07)     $    0.18      $   (0.29)
                                                                 =========      =========      =========      =========

Weighted average number of common shares outstanding:
   Primary .................................................        31,671         32,527         31,636         32,452
                                                                 =========      =========      =========      =========
   Diluted .................................................        31,671         32,527         31,910         32,452
                                                                 =========      =========      =========      =========


BALANCE SHEET DATA (IN THOUSANDS):
  Unaudited

                                                        DECEMBER 31, 1998            SEPTEMBER 30, 1999
                                                        -----------------            ------------------
Current assets ..............................               $ 53,483                      $ 51,619
Property & equipment, net ...................                136,677                       130,687
Total assets ................................                236,605                       226,323

Current liabilities .........................                 22,952                        29,700
Notes payable, less current maturities ......                 47,143                        40,714


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          PATTERSON ENERGY, INC.




Date:  December 21, 1999                  By:  /s/ Jonathan Nelson
                                               ---------------------------------
                                               Mr. Jonathan (Jody) Nelson
                                               Vice-President-Finance
                                               Chief Financial Officer


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